UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  January 25, 2001
(Date of earliest event reported)

SPARTAN STORES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Commission File Number: 000-31127

Michigan (State or Other Jurisdiction) of Incorporation or Organization)	38-0593940 (IRS Employer Identification No.)

850 76th Street, S.W. P.O. Box 8700 Grand Rapids, Michigan (Address of Principal Executive Offices)	49518 (Zip Code)

Registrant's telephone number, including area code: (616) 878-2000

Item 7.        Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits:

	99.1	Spartan Stores, Inc. Presentation

Item 9.        Regulation FD Disclosure.

                    The Spartan Stores, Inc. Presentation attached as Exhibit 99.1 to this Form 8-K is for use by Spartan Stores, Inc. in presentations to analysts and other interested persons.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 25, 2001	SPARTAN STORES, INC. (Registrant)

By/s/Alex J. DeYonker Alex J. DeYonker Secretary

EXHIBIT INDEX

Exhibit Number	Document

99.1	Spartan Stores, Inc. Presentation